EXHIBIT 99
FOR IMMEDIATE RELEASE
---------------------

NEWS RELEASE
Triad Guaranty Inc.
NASDAQ Symbol: TGIC
www.triadguaranty.com
---------------------

Contact:   Ken Jones
           Senior Vice President, Chief Financial Officer
           800-451-4872 ext.1105
           kjones@tgic.com
           ---------------

                      TRIAD GUARANTY INC. REPORTS EARNINGS
                     OF $19.4 MILLION FOR THE THIRD QUARTER

WINSTON-SALEM, N.C., October 26, 2006-- Triad Guaranty Inc. (NASDAQ: TGIC) today reported net income for the quarter ended September 30, 2006 of $19.4 million compared with $15.3 million for the same quarter a year ago, an increase of 27%. Diluted earnings per share were $1.30 for the third quarter of 2006 compared with $1.03 for the third quarter of 2005, an increase of 26%. Realized investment losses, net of taxes, did not impact earnings in the third quarter of 2006, compared with a reduction of $0.01 per share in the same quarter of 2005.

Net income for the nine months ended September 30, 2006 was $57.6 million compared with $44.3 million for the same period in 2005. Diluted earnings per share were $3.86 for the first nine months of 2006 compared to $2.99 for the same period last year. Realized investment gains, net of taxes, contributed $0.07 per share for the first nine months of 2006 and did not impact earnings per share for the nine months ended September 30, 2005.

Mark K. Tonnesen, President and Chief Executive Officer, said, "Our growth in insurance in force, coming from solid sales results in both the Primary and Modified Pool channels coupled with continuing persistency improvements, led to another quarter of strong revenue and earnings growth. Earned premiums increased 23% over both the quarter and year-to-date periods when compared with the prior year. Our incurred loss ratio for the quarter at 35.7% was in line with our expectations and included a $5.2 million increase in reserves from the preceding quarter."

Mr. Tonnesen continued, "Our operating income, which excludes realized investment gains and losses, set a record this quarter. We view this as a very satisfactory result. Credit quality has remained a key area of focus; and our performance in this regard is very encouraging. Expenses were higher in the quarter and much of the increase was due to our planned investment in building for a strong future. Complementing the earnings growth is the fact that reserves and stockholders' equity at September 30, 2006 were up 18% and 12%, respectively, from the beginning of the year."

Total insurance in force reached $53.9 billion at September 30, 2006, an increase of 25% from $43.2 billion a year ago. Insurance in force included Primary of $32.1 billion and Modified Pool of $21.8 billion at September 30, 2006, compared with $29.8 billion and $13.4 billion, respectively, a year earlier. New insurance written during the third quarter of 2006 totaled $6.2 billion compared with $7.6 billion in the third quarter of 2005. Primary new insurance written for the third quarter of 2006 was $3.3 billion, up slightly from $3.1 billion in the third quarter of 2005. New insurance written from Modified Pool transactions totaled $2.9 billion in the third quarter of 2006 compared with $4.5 billion for the same period of 2005. The underlying volume of Modified Pool transactions that generates the new insurance written may fluctuate significantly from quarter to quarter.

Earned premiums for the third quarter of 2006 were $54.0 million, an increase of 23% over the same period a year ago and up 7% from the second quarter of 2006. The increase in earned premiums was due to growth in both Primary and Modified Pool insurance in force. Annual persistency on the Primary business was 75.3% at September 30, 2006 compared with 69.7% at September 30, 2005.

Incurred losses for the third quarter were $19.3 million, up 12% from the second quarter and 14% from the third quarter of 2005. Total paid claims for the third quarter of 2006 were $13.6 million, down from $14.4 million in the second quarter of 2006, and up 1% compared with the third quarter of 2005. Severity on Primary paid claims was $25,700 in the third quarter of 2006, down from $25,800 in the second quarter of 2006 and $26,200 in the third quarter of 2005. Total defaults at September 30, 2006 were 6,939, up 7% from 6,485 at June 30, 2006 and up from 5,653 reported at September 30, 2005. The increase from the prior year reflects the continued seasoning of the portfolio and, to a lesser degree, the impact of defaults related to last fall's hurricanes. The Primary delinquency rate was 2.27% at September 30, 2006 compared with 2.21% at June 30, 2006 and 1.97% at September 30, 2005. The Modified Pool delinquency rate was 1.78% at September 30, 2006 compared with 1.58% and 1.71% at June 30, 2006 and September 30, 2005, respectively.

Mr. Tonnesen concluded by saying, "Navigating the waters of the mortgage industry is a critically important and challenging task. The Triad team has demonstrated deftness this quarter through balancing growth, credit quality, prudent investment and attention to balance sheet fundamentals."

Triad Guaranty Inc.'s wholly owned subsidiary, Triad Guaranty Insurance Corporation, is a nationwide mortgage insurer providing credit enhancement solutions to its lender customers and the capital markets. This allows buyers to achieve homeownership sooner, facilitates the sale of mortgage loans in the secondary market and protects lenders from credit default-related expenses. For more information, please visit the Company's web site at http://www.triadguaranty.com

Operating income, which is net income excluding realized gains and losses, and diluted realized investment gains/(losses) per share, net of taxes, are non-GAAP measures. We believe these measures are relevant and useful information to investors because, except for losses on impaired securities, it shows the effect that the Company's discretionary sales of investments had on earnings.

This document may contain forward-looking statements that involve various risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Attention is directed to the discussion of risk and uncertainties as part of the Safe Harbor statement under the Private Securities Litigation Reform Act of 1995 contained in the Company's most recent annual report, Form 10-K and other reports filed with the Securities and Exchange Commission.
                                    - ### -
  (Relevant Triad Guaranty Inc. financial statistics follow this news release.)

                               Triad Guaranty Inc.
                          Consolidated Income Statement
                                   (Unaudited)

                                                                  Three Months Ended            Nine Months Ended
                                                                    September 30,                 September 30,

                                                                 2006         2005             2006           2005
                                                                 ----         ----             ----           ----
                                                                   (Dollars in thousands except per share amounts)
     Premiums written:
       Direct                                                $   65,828    $   53,272       $  186,101     $  152,158
       Ceded                                                    (11,925)      (10,299)         (34,498)       (29,863)
                                                             ----------    ----------       ----------     ----------
                Net premiums written                         $   53,903    $   42,973       $  151,603     $  122,295
                                                             ==========    ==========       ==========     ==========

     Earned premiums                                         $   54,077    $   44,128       $  152,634     $  124,026
     Net investment income                                        6,761         5,896           19,518         17,054
     Net realized investment gains (losses)                         (36)         (170)           1,636           (124)
     Other income                                                     3             2                6             13
                                                             ----------    ----------       ----------     ----------
       Total revenues                                            60,805        49,856          173,794        140,969

     Net losses and loss adjustment expenses                     19,305        16,958           52,927         44,876
     Interest expense on debt                                       693           694            2,080          2,080
     Amortization of deferred policy acquisition costs            4,109         3,714           12,089         11,066
     Other operating expenses - net                               9,279         7,494           26,288         21,728
                                                             ----------    ----------       ----------     ----------
     Income before income taxes                                  27,419        20,996           80,410         61,219

     Income taxes                                                 8,027         5,702           22,878         16,966
                                                             ----------    ----------       ----------     ----------

     Net income                                              $   19,392    $   15,294       $   57,532     $   44,253
                                                             ==========    ==========       ==========     ==========

     Basic earnings per share                                $     1.31    $     1.04       $     3.90     $     3.01
     Diluted earnings per share                              $     1.30    $     1.03       $     3.86     $     2.99

Weighted average common and common
        stock equivalents outstanding (in thousands)
       Basic                                                     14,775        14,754           14,768         14,680
       Diluted                                                   14,923        14,837           14,900         14,810

NON-GAAP INFORMATION:
     Diluted realized investment gains(losses) per share,
        net of taxes                                         $        -    $    (0.01)      $     0.07     $        -


                               Triad Guaranty Inc.
                           Consolidated Balance Sheet

                                                              (Unaudited)                   (Unaudited)
                                                             September 30,   December 31,  September 30,
                                                                 2006           2005          2005
                                                                 ----           ----          ----
                                                          (Dollars in thousands except per share amounts)
Assets:
     Invested assets:
        Fixed maturities, available for sale, at market       $ 590,040      $ 534,064      $ 512,555
        Equity securities, available for sale, at market         10,113          8,159          9,715
        Other Investments                                         5,000              -              -
        Short-term investments                                    6,023          4,796         16,027
                                                              ---------      ---------      ---------
                                                                611,176        547,019        538,297

     Cash and cash equivalents                                    9,230          8,934          1,391
     Deferred policy acquisition costs                           34,681         33,684         33,332
     Prepaid federal income tax                                 159,268        139,465        132,947
     Other assets                                                43,624         38,401         36,246
                                                              ---------      ---------      ---------
          Total assets                                        $ 857,979      $ 767,503      $ 742,213
                                                              =========      =========      =========

Liabilities:
     Losses and loss adjustment expenses                      $  60,123      $  51,074      $  41,823
     Unearned premiums                                           12,457         13,494         14,148
     Deferred income tax                                        175,728        155,189        152,444
     Long-term debt                                              34,508         34,501         34,499
     Other liabilities                                           14,241         14,054         12,368
                                                              ---------      ---------      ---------
         Total liabilities                                      297,057        268,312        255,282

Stockholders' equity:
     Retained earnings                                          444,973        387,441        374,882
     Accumulated other comprehensive income                      11,836         11,106         12,301
     Other equity accounts                                      104,113        100,644         99,748
                                                              ---------      ---------      ---------
        Total stockholders' equity                              560,922        499,191        486,931
                                                              ---------      ---------      ---------
Total liabilities and stockholders' equity                    $ 857,979      $ 767,503      $ 742,213
                                                              =========      =========      =========

Stockholders' equity per share:
     Including unrealized investment gains                    $   37.68      $   33.79      $   32.86
     Excluding unrealized investment gains                    $   36.88      $   33.04      $   32.03

Common shares outstanding                                    14,887,889     14,774,153     14,818,506


                               Triad Guaranty Inc.
                  Sequential Quarterly Statistical Information
                                   (Unaudited)

                                           Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,   Jun 30,   Mar 31,   Dec 31,  Sep 30,
                                            2006      2006      2006      2005      2005      2005      2005      2004      2004
                                            ----      ----      ----      ----      ----      ----      ----      ----      ----
                                                             (Dollars in millions unless otherwise indicated)
Insurance In Force
------------------
Primary insurance in force:
  - Flow business                         $ 31,012  $ 30,064  $ 29,510  $ 29,364  $ 29,327  $ 28,904  $ 28,314  $ 28,191  $ 27,936
  - Structured bulk transactions             1,094       719       381       428       492       585       687       773       875
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total Primary insurance in force      32,106    30,783    29,891    29,792    29,820    29,489    29,001    28,964    28,811
Modified Pool insurance in force            21,779    20,022    18,309    14,615    13,406    10,018     9,217     7,863     7,010
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total insurance in force            $ 53,885  $ 50,804  $ 48,200  $ 44,407  $ 43,225  $ 39,507  $ 38,218  $ 36,827  $ 35,821
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========

Number of insured loans:
  - Primary                                219,287   216,458   215,736   217,397   219,159   219,256   217,657   218,011   217,305
  - Modified Pool                          110,650   107,653   101,934    85,091    78,241    59,581    55,182    48,563    43,286
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total number of insured loans        329,937   324,111   317,670   302,488   297,400   278,837   272,839   266,574   260,591
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========

Average loan size:
  - Primary                               $  146.4  $  142.2  $  138.6  $  137.0  $  136.1  $  134.5  $  133.2  $  132.9  $  132.6
  - Modified Pool                         $  196.8  $  186.0  $  179.6  $  171.8  $  171.3  $  168.1  $  167.0  $  161.9  $  161.9

Credit quality of primary insurance
   in force(1)
    Prime                                    81.5%     82.9%     84.6%     84.9%     85.5%     86.2%     87.2%     87.7%     88.2%
    Alt-A                                    14.1%     12.3%     10.4%      9.9%      9.2%      8.4%      7.6%      7.3%      6.7%
    A Minus                                   3.6%      3.9%      4.1%      4.2%      4.3%      4.4%      4.3%      4.2%      4.2%
    Sub Prime                                 0.8%      0.9%      0.9%      1.0%      1.0%      1.0%      1.0%      0.9%      1.0%

Primary Alt A insurance in force by
  credit score:
    FICO between 620 and 659                 11.6%     14.4%     17.9%     19.2%     20.0%     21.6%     22.7%     22.9%     21.4%
    FICO between 660 and 699                 33.9%     34.4%     34.0%     33.9%     34.4%     36.6%     38.0%     38.4%     39.4%
    FICO between 700 and 739                 30.3%     28.2%     27.1%     26.4%     26.0%     23.8%     22.7%     22.4%     23.0%
    FICO greater than 739                    24.2%     22.9%     21.0%     20.5%     19.6%     18.0%     16.5%     16.3%     16.1%

Primary flow insurance in force subject
   to captive reinsurance arrangements       62.9%     62.7%     59.7%     59.0%     58.3%     57.2%     56.7%     56.6%     56.1%

Primary annual persistency rate              75.3%     72.7%     71.1%     70.0%     69.7%     70.9%     69.0%     68.5%     67.8%

(1) The Credit Quality of loans notated above are defined as followed: Prime - All business that is not Alt A, A-, or subprime; Alt A - Loans with credit scores >= 620 and that were underwritten with low or no documentation; A minus - Loans with credit scores >= 575 and <= 619; Subprime - Loans with credit scores less than 575

                               Triad Guaranty Inc.
              Sequential Quarterly Statistical Information (con't.)
                                   (Unaudited)

                                           Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,   Jun 30,   Mar 31,   Dec 31,  Sep 30,
                                            2006      2006      2006      2005      2005      2005      2005      2004      2004
                                            ----      ----      ----      ----      ----      ----      ----      ----      ----
                                                             (Dollars in millions unless otherwise indicated)
Risk In Force - Primary
-----------------------
Primary net risk in force:
  - Flow business                         $  7,016  $  6,781  $  6,652  $  6,624  $  6,647  $  6,509  $  6,351  $  6,337  $  6,257
  - Structured bulk business                   305       185       127       143       159       191       223       250       283
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
     Total Primary net risk in force      $  7,321  $  6,966  $  6,779  $  6,767  $  6,806  $  6,700  $  6,574  $  6,587  $  6,540
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========

Primary risk in force by credit score
    FICO less than 575                        0.7%      0.7%      0.8%      0.8%      0.9%      1.0%      1.0%      1.1%      1.1%
    FICO between 575 and 619                  3.7%      3.9%      4.1%      4.3%      4.4%      4.6%      4.6%      4.6%      4.7%
    FICO between 620 and 659                 16.7%     17.3%     17.8%     17.9%     18.2%     18.3%     18.1%     17.9%     17.6%
    FICO between 660 and 699                 24.5%     24.5%     24.5%     24.4%     24.4%     24.6%     24.7%     24.7%     24.6%
    FICO between 700 and 739                 24.7%     24.2%     23.9%     23.9%     23.8%     23.7%     23.8%     23.8%     24.1%
    FICO greater than 739                    29.8%     29.3%     28.9%     28.7%     28.3%     27.9%     27.8%     27.8%     28.0%

Primary risk in force by policy year
    2001 and prior                            5.0%      5.7%      6.4%      6.9%      7.6%      8.6%      9.7%     10.7%     12.1%
    2002                                      6.3%      7.1%      8.0%      8.6%      9.5%     11.1%     12.6%     14.0%     15.9%
    2003                                     19.4%     22.0%     24.6%     26.6%     29.3%     33.4%     37.3%     40.5%     44.5%
    2004                                     19.3%     21.9%     24.4%     26.1%     28.2%     31.4%     34.2%     34.8%     27.5%
    2005                                     26.3%     29.1%     31.3%     31.8%     25.4%     15.5%      6.2%     -         -
    2006                                     23.7%     14.2%      5.3%     -         -         -         -         -         -

Primary risk in force by loan type:
  - Fixed                                    71.0%     72.6%     73.8%     73.7%     73.6%     74.1%     75.6%     76.4%     77.5%
  - ARM (positive amortization)              19.4%     19.8%     21.3%     22.2%     23.1%     23.9%     23.7%     23.1%     22.2%
  - ARM (potential negative amortization)     9.6%      7.6%      4.9%      4.1%      3.3%      2.0%      0.7%      0.5%      0.3%

Primary risk in force by property type:
  - Condominium                               9.2%      8.7%      8.3%      7.8%      7.5%      7.2%      7.1%      6.9%      6.8%
  - Other (principally single-family
        detached)                            90.8%     91.3%     91.7%     92.2%     92.5%     92.8%     92.9%     93.1%     93.2%

Primary risk in force by occupancy status:
     - Primary residence                     89.7%     90.3%     91.3%     91.9%     92.7%     92.9%     93.3%     93.5%     93.8%
     - Second home                            7.0%      6.2%      5.3%      4.6%      3.9%      3.7%      3.4%      3.3%      3.1%
     - Non-owner occupied                     3.3%      3.5%      3.4%      3.5%      3.4%      3.4%      3.3%      3.2%      3.1%

Primary risk in force by mortgage amount:
     - $200,000 or less                      61.3%     64.3%     66.7%     67.7%     68.5%     69.9%     70.9%     71.2%     71.5%
     - Greater than $200,000                 38.7%     35.7%     33.3%     32.3%     31.5%     30.1%     29.1%     28.8%     28.5%

                              Triad Guaranty Inc.
              Sequential Quarterly Statistical Information (con't.)
                                   (Unaudited)

                                           Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,   Jun 30,   Mar 31,   Dec 31,  Sep 30,
                                            2006      2006      2006      2005      2005      2005      2005      2004      2004
                                            ----      ----      ----      ----      ----      ----      ----      ----      ----
                                                             (Dollars in millions unless otherwise indicated)
Risk In Force - Modified Pool
-----------------------------
Modified Pool gross risk in force         $    837  $    764  $    751  $    616  $    579  $    489  $    462  $    416  $    388
    Deductibles on gross risk             $     94  $     90  $     83  $     71  $     68  $     59  $     53  $     42  $     35

Modified pool risk in force by
   credit score(2)
    FICO less than 575                        0.2%      0.2%      0.2%      0.2%      0.2%      0.3%      0.3%      0.4%      0.5%
    FICO between 575 and 619                  0.9%      1.0%      1.0%      1.1%      1.2%      1.6%      1.8%      2.2%      2.3%
    FICO between 620 and 659                 11.6%     12.0%     12.2%     14.2%     14.8%     17.4%     18.3%     20.5%     21.2%
    FICO between 660 and 699                 30.6%     30.2%     29.9%     31.1%     31.5%     33.2%     33.1%     32.9%     33.7%
    FICO between 700 and 739                 29.4%     29.5%     29.7%     28.4%     28.1%     27.2%     26.7%     25.1%     24.2%
    FICO greater than 739                    27.3%     27.1%     27.1%     25.0%     24.1%     20.2%     19.7%     18.9%     18.1%

Modified pool risk in force by loan type:
  - Fixed                                    32.1%     35.5%     32.5%     41.3%     43.2%     47.9%     49.9%     59.9%     61.3%
  - ARM (positive amortization)              56.1%     58.7%     65.8%     58.7%     56.8%     52.1%     50.1%     40.1%     38.7%
  - ARM (potential negative amortization)    11.8%      5.8%      1.7%      0.0%      0.0%      0.0%      0.0%      0.0%      0.0%

Modified pool risk in force by property type:
  - Condominium                               7.3%      7.2%      6.7%      5.9%      4.8%      2.2%      1.4%      1.3%      1.0%
  - Other (principally single-family
       detached)                             92.7%     92.8%     93.3%     94.1%     95.2%     97.8%     98.6%     98.7%     99.0%

Modified pool risk in force by
  occupancy status:
  - Primary residence                        73.7%     73.9%     74.2%     74.2%     74.7%     74.9%     75.0%     74.1%     74.2%
  - Second home                               6.0%      5.9%      5.9%      5.7%      5.7%      5.7%      5.3%      5.2%      4.9%
  - Non-owner occupied                       20.3%     20.2%     19.9%     20.1%     19.6%     19.4%     19.7%     20.7%     20.9%

Modified pool risk in force by
  mortgage amount:
  - $200,000 or less                         39.6%     41.9%     42.9%     46.4%     46.3%     47.1%     47.5%     50.4%     50.3%
  - Greater than $200,000                    60.4%     58.1%     57.1%     53.6%     53.7%     52.9%     52.5%     49.6%     49.7%

(2) Percentages represent distribution of direct risk in force (RIF) on a per policy basis and do not account for applicable stop loss amounts.


                              Triad Guaranty Inc.
              Sequential Quarterly Statistical Information (con't.)
                                   (Unaudited)

                                           Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,   Jun 30,   Mar 31,   Dec 31,  Sep 30,
                                            2006      2006      2006      2005      2005      2005      2005      2004      2004
                                            ----      ----      ----      ----      ----      ----      ----      ----      ----
                                                             (Dollars in millions unless otherwise indicated)
Production
----------
New insurance written (NIW):
  - Primary flow business                 $  2,844  $  2,559  $  1,947  $  2,263  $  3,091  $  2,941  $  2,161  $  2,456  $  2,665
  - Primary structured bulk business           436       385         1       -           2       -          30        20        51
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total Primary                          3,280     2,944     1,948     2,263     3,093     2,941     2,191     2,476     2,716
  - Modified Pool                            2,956     2,980     4,606     2,255     4,526     1,798     2,103     1,606     1,297
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
         Total NIW                        $  6,236  $  5,924  $  6,553  $  4,518  $  7,619  $  4,739  $  4,294  $  4,082  $  4,013
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========

New risk written:
  - Primary (gross)                       $    865  $    730  $    490  $    583  $    822  $    723  $    540  $    642  $    724
  - Modified Pool                              106        92       142        55        97        46        62        46        27
                                          --------  --------  --------  --------  --------  --------  --------  --------  --------
      Total new risk written              $    971  $    822  $    633  $    638  $    919  $    769  $    602  $    688  $    751
                                          ========  ========  ========  ========  ========  ========  ========  ========  ========

Primary NIW by loan-to-value ratio (LTV):
  - Greater than 95%                         20.7%     12.2%     10.1%     11.0%     14.1%     11.6%     13.2%     13.7%     14.5%
  - 90.01% to 95.00%                         23.3%     22.0%     25.0%     35.9%     43.0%     30.7%     30.1%     32.9%     36.1%
  - 90.00% and below                         56.0%     65.8%     64.9%     53.1%     42.9%     57.7%     56.7%     53.4%     49.4%

Percent of Primary NIW from refinancings     28.9%     32.5%     33.5%     28.6%     26.5%     33.6%     34.9%     30.1%     21.9%

Percent of Primary flow NIW subject to
    captive reinsurance arrangements         61.5%     61.2%     55.1%     55.1%     58.1%     54.6%     47.4%     52.8%     51.3%

Note: The Company periodically enters into structured transactions involving loans that have insurance effective dates within the current reporting period but for which detailed loan information regarding the insured loans is not provided until later. When this occurs, the Company accrues due premium in the reporting period based on each loan's insurance effective date; however, the loans are not reflected in the Company's in force and related data totals until the loan level detail is reported to the Company. At September 30, 2006, the Company had no structured transactions with effective dates within the third quarter for which loan level detail had not been received.


                              Triad Guaranty Inc.
              Sequential Quarterly Statistical Information (con't.)
                                   (Unaudited)

                                           Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,   Jun 30,   Mar 31,   Dec 31,  Sep 30,
                                            2006      2006      2006      2005      2005      2005      2005      2004      2004
                                            ----      ----      ----      ----      ----      ----      ----      ----      ----
                                                             (Dollars in millions unless otherwise indicated)
Delinquencies and Claim Information
------------------------------------
Total primary delinquent loans               4,972     4,787     5,116     5,336     4,312     4,013     4,134     4,203     3,902
  - Flow business                            4,668     4,460     4,730     4,894     3,892     3,593     3,694     3,739     3,469
  - Bulk business                              304       327       386       442       420       420       440       464       433

Total modified pool delinquent loans         1,967     1,698     1,776     1,827     1,341     1,312     1,329     1,242     1,106
  - Structrued with deductibles              1,230     1,099     1,127     1,090       709       612       538       410       197
  - Structured without deductibles             737       599       649       737       632       700       791       832       909

Total primary delinquency rate               2.27%     2.21%     2.37%     2.45%     1.97%     1.83%     1.90%     1.93%     1.80%

Modified Pool delinquency rate               1.78%     1.58%     1.74%     2.15%     1.71%     2.20%     2.41%     2.56%     2.56%

Primary average severity ($ thousands)    $   25.7  $   25.8  $   26.2  $   26.2  $   26.2  $   28.9  $   24.7  $   24.1  $   19.3
  - Flow business                         $   25.0  $   25.0  $   26.0  $   24.9  $   26.1  $   29.0  $   24.9  $   23.6  $   19.7
  - Bulk business                         $   37.6  $   32.5  $   27.4  $   40.5  $   27.4  $   27.6  $   21.0  $   28.4  $   14.1

Primary net paid claims ($ thousands)     $ 13,016  $ 13,501  $ 13,305  $ 11,562  $ 11,982  $ 12,147  $  8,681  $  7,138  $  6,547
  - Flow business                         $ 11,887  $ 11,614  $ 11,444  $ 10,021  $ 10,555  $ 10,931  $  8,283  $  6,172  $  6,224
  - Bulk business                         $  1,129  $  1,887  $  1,861  $  1,540  $  1,427  $  1,216  $    398  $    966  $    324

Modified Pool average
    severity ($ thousands)                $   18.8  $   19.4  $   16.4  $   18.0  $   22.0  $   24.5  $   17.6  $   14.7  $   12.4

Modified Pool net paid
    claims ($ thousands)                  $    603  $    930  $  1,100  $    862  $  1,475  $  1,150  $    970  $  1,193  $    733

Financial Information
---------------------
Loss ratio - GAAP                            35.7%     34.1%     34.1%     48.9%     38.4%     42.0%     27.4%     27.0%     25.8%
Expense ratio - GAAP                         24.8%     25.6%     25.6%     26.4%     26.1%     26.4%     28.1%     27.8%     28.6%
Combined ratio - GAAP                        60.5%     59.7%     59.7%     75.3%     64.5%     68.4%     55.5%     54.8%     54.4%

Risk-to-capital ratio                       12.0:1    11.8:1    12.3:1    12.6:1    13.0:1    13.1:1    13.7:1    14.0:1    14.4:1
